UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 16, 2020

Cypress Environmental Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36260 (Commission File Number)	61-1721523 (I.R.S. Employer Identification No.)

5727 S. Lewis Avenue, Suite 300

Tulsa, Oklahoma 74105

(Address of principal executive offices and zip code)

(918) 748-3900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	CELP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 4, 2020, Cypress Environmental Partners, L.P. (formerly Cypress Energy Partners, L.P.) (the “Partnership”), filed with the Secretary of State of the State of Delaware the Certificate of Amendment to the Certificate of Limited Partnership of the Partnership (the “Certificate of Amendment”) to change its name effective on March 16, 2020, from “Cypress Energy Partners, L.P.” to “Cypress Environmental Partners, L.P.” The name change will not affect the rights of the holders of the Partnership’s common units.

The common units of the Partnership will continue to trade on the New York Stock Exchange under the symbol “CELP.”

In addition, the Partnership launched a new corporate website at www.cypressenvironmental.biz. The Partnership’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and amendments to these reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, are available on this website. The Partnership also continue to make available free of charge, within the “Governance Documents” section of our website at www.cypressenvironmental.biz, the Corporate Governance Guidelines, the Code of Business Conduct and Ethics and our Audit Committee Charter and any amendments thereto or waivers thereof. The information contained on, or connected to, our website is not incorporated by reference into this Current Report on Form 8-K and should not be considered part of this or any other report that the Partnership files with or furnishes to the SEC.

The General Partner changed its name to “Cypress Environmental Partners GP, LLC” and the Partnership’s primary operating subsidiary changed its name to “Cypress Environmental Partners, LLC.”

Item 9.01	Financial Statement and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Second Amendment to First Amended and Restated Agreement of Limited Partnership of Cypress Energy Partners, L.P., dated as of March 6, 2020 (incorporated by reference to Exhibit 3.1 of our Current Report on Form 8-K filed on March 6, 2020).
3.2	Certificate of Amendment to the Certificate of Limited Partnership of Cypress Energy Partners, L.P., dated as of March 2, 2020 (incorporated by reference to Exhibit 3.2 of our Current Report on Form 8-K filed on March 6, 2020).
3.3	First Amendment to Amended and Restated Limited Liability Agreement of Cypress Energy Partners GP, LLC, dated as of March 5, 2020 (incorporated by reference to Exhibit 3.3 of our Current Report on Form 8-K filed on March 6, 2020).
3.4	First Amendment to the Certificate of Formation of Cypress Energy Partners GP, LLC, dated as of February 27, 2020 (incorporated by reference to Exhibit 3.4 of our Current Report on Form 8-K filed on March 6, 2020).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Cypress Environmental Partners, L.P.

	By:	Cypress Environmental Partners GP, LLC, its general partner

Dated: March 17, 2020	By:	/s/ Jonathan M. Cinocca
Name: Jonathan M. Cinocca
Title: Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Second Amendment to First Amended and Restated Agreement of Limited Partnership of Cypress Energy Partners, L.P., dated as of March 5, 2020 (incorporated by reference to Exhibit 3.1 of our Current Report on Form 8-K filed on March 6, 2020).
3.2	Certificate of Amendment to the Certificate of Limited Partnership of Cypress Energy Partners, L.P., dated as of March 2, 2020 (incorporated by reference to Exhibit 3.2 of our Current Report on Form 8-K filed on March 6, 2020).
3.3	First Amendment to Amended and Restated Limited Liability Agreement of Cypress Energy Partners GP, LLC, dated as of March 5, 2020 (incorporated by reference to Exhibit 3.3 of our Current Report on Form 8-K filed on March 6, 2020).
3.4	First Amendment to the Certificate of Formation of Cypress Energy Partners GP, LLC, dated as of February 27, 2020 (incorporated by reference to Exhibit 3.4 of our Current Report on Form 8-K filed on March 6, 2020).